UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 28, 2014

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

TWENTY-FIRST CENTURY FOX, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with the proposed removal of Twenty-First Century Fox, Inc.’s (the “Company”) full foreign listing on the Australian Securities Exchange (the “ASX”), on January 28, 2014, the Company commenced a mailing of a transmittal letter to holders of CHESS Depositary Interests (“CDIs”) over the Company’s common stock (the “Letter”) which highlights previously disclosed information regarding CDI holders’ options with respect to the proposed delisting from the ASX.

A copy of the Letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Where to Find Additional Information

The Company filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on January 9, 2014. The Company plans to file with the SEC a definitive proxy statement in connection with the special meeting of stockholders (the “Special Meeting Proxy Materials”). The Special Meeting Proxy Materials will contain important information about the matters described above. Stockholders are urged to read the Special Meeting Proxy Materials carefully when they are available. Stockholders will be able to obtain free copies of the Special Meeting Proxy Materials and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov and at http://investor.21cf.com/sec.cfm.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Twenty-First Century Fox, Inc. in connection with the proposal to approve the Company making a request for removal of its full foreign listing from the ASX. Information about the executive officers and directors of Twenty-First Century Fox, Inc. and their ownership of Twenty-First Century Fox, Inc. common stock is set forth in the preliminary proxy statement for the Company’s special meeting, which was filed with the SEC on January 9, 2014. The Special Meeting Proxy Materials will provide more information about participants in the solicitation of proxies from the Company’s stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit.

Exhibit Number	Description

99.1	Transmittal Letter to Holders of CHESS Depositary Interests over Twenty-First Century Fox, Inc. Common Stock, dated January 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWENTY-FIRST CENTURY FOX, INC.

By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy Group General Counsel

Dated: January 28, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transmittal Letter to Holders of CHESS Depositary Interests over Twenty-First Century Fox, Inc. Common Stock, dated January 28, 2014.